Exhibit 10.71

           AMENDED, RESTATED AND CONSOLIDATED STOCK OPTION AGREEMENT

         THIS AMENDED, RESTATED AND CONSOLIDATED STOCK OPTION AGREEMENT (this "Agreement"), is made as of September 30, 1998, by and between Hungarian Telephone and Cable Corp., a Delaware corporation (the "Company"), and CU CapitalCorp., a Delaware corporation ("CUCC").


                               W I T N E S S E T H

         WHEREAS, the Company and CUCC are parties to that certain Stock Option Agreement, dated as of May 31, 1995 (the "First Stock Option Agreement"), pursuant to which the Company granted to CUCC the right to purchase such number of shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), that, when exercised and combined with certain other shares of Common Stock owned by CUCC and certain other rights to purchase shares of Common Stock held by CUCC, was intended to result in CUCC holding in the aggregate fifty-one percent (51%) of the shares of Common Stock then outstanding on a fully diluted basis;

         WHEREAS, on September 12, 1995, at a duly called meeting of the shareholders of the Company, the shareholders of the Company approved the Company's execution of the First Stock Option Agreement and the grant of the stock options evidenced thereby;

         WHEREAS, the Company has issued and delivered to CUCC that certain Warrant to Purchase Shares of Common Stock, dated as of May 31, 1995 (the "Warrant"), pursuant to which the Company granted to CUCC the right to purchase 299,219 shares of Common Stock for an initial purchase price of $13.00 per share;

         WHEREAS, the Company and CUCC are parties to that certain Second Stock Option Agreement dated as of September 28, 1995, as amended by that certain Second Agreement to Amend and Restate dated as of October 30, 1995 (as amended, the "Second Stock Option Agreement"), pursuant to which the Company granted to CUCC the right to purchase 626,155 shares of Common Stock for a purchase price of $13.75 per share;

         WHEREAS, the Company and CUCC (i) entered into that certain First Amendment to the Warrant, dated as of October 18, 1996 (the "First Amendment to Warrant"), and that certain First Amendment to Stock Option Agreement, dated as of October 18, 1996 (the "First Amendment to First Stock Option Agreement"), pursuant to which the Company extended through September 12, 2000, the exercise periods of the Warrant and certain of the options granted pursuant to the First Stock Option Agreement, and (ii) entered into a Third Stock Option Agreement, dated as of October 18, 1996 (the "Third Stock Option Agreement"), pursuant to which the Company granted to CUCC the right to purchase 875,850 shares of Common Stock for an initial purchase price of $12.75 per share;

         WHEREAS, in settlement of a dispute between the Company and CUCC, the Company has agreed to grant CUCC the right to purchase an additional 2,110,896 shares of Common Stock (the "Additional Stock Options") for an initial purchase price of $13.00 per share and on the terms and conditions hereinafter set forth; and

         WHEREAS, the Company and CUCC now desire (a) to amend, restate and consolidate herein (i) the First Stock Option Agreement, as amended by the First Amendment to Stock Option Agreement, (ii) the Warrant, as amended by the First Amendment to the Warrant, (iii) the Second Stock Option Agreement, and (iv) the Third Stock Option Agreement (collectively, the "Existing Option Agreements"); and (b) to establish the terms and conditions applicable to the Additional Stock Options.

         NOW, THEREFORE, in consideration of the premises hereof, and intending to be legally bound hereby, the parties hereby agree as follows:

         1.       Stock Options.

                  (a) Existing Option Agreements. Effective as of the date hereof, each of the Existing Option Agreements is amended, restated, consolidated herein and replaced in its entirety by this Agreement. The Company and CUCC hereby acknowledge and agree that, pursuant to the applicable Existing Option Agreement, the Company previously has granted to CUCC, that immediately prior to the execution hereof CUCC continued to have and to hold, and that this Agreement now evidences, the irrevocable options (the "Existing Options") to purchase the number of shares of Common Stock set forth below (the "Existing Option Shares"), at the initial purchase price per share set forth below (subject to adjustment as set forth below), payable in cash:

                           (i)   Option to  purchase  299,219  shares  of Common
Stock at $13.00 per share (representing Existing Option Shares previously purchasable pursuant to the Warrant).

                           (ii)  Option to  purchase  101,550  shares  of Common
Stock at $13.00 per share (representing Existing Option Shares previously purchasable pursuant to the First Stock Option Agreement).

                           (iii) Option  to purchase  869,516  shares  of Common
Stock at $15.00 per share (representing Existing Option Shares previously purchasable pursuant to the First Stock Option Agreement).

                           (iv)  Option to  purchase  869,516  shares  of Common
Stock at $16.50 per share (representing Existing Option Shares previously purchasable pursuant to the First Stock Option Agreement).

                           (v)  Option  to purchase 869,516   shares  of  Common
Stock at $18.00 per share (representing Existing Option Shares previously purchasable pursuant to the First Stock Option Agreement).

                           (vi) Option  to  purchase  626,155  shares  of Common
Stock at $13.75 per share (representing Existing Option Shares previously purchasable pursuant to the Second Stock Option Agreement).

                           (vii) Option  to  purchase  875,850  shares of Common
Stock at $12.75 per share (representing Existing Option Shares previously purchasable pursuant to the Third Stock Option Agreement).

                  (b) Additional Stock Options. The Company hereby grants to CUCC the irrevocable option (the "Additional Option" and, together with the Existing Options, the "Options") to purchase 2,110,896 shares of Common Stock (the "Additional Option Shares" and, together with the Existing Option Shares, the "Option Shares") at an initial purchase price of $13.00 per share (subject to adjustment as set forth below), payable in cash.

                  (c) Exercise Dates. The Additional Option may be exercised at any time and from time to time from the date hereof through July 1, 1999. The Existing Options may be exercised at any time and from time to time from the date hereof through September 12, 2000. Exercise of the Options may be in whole (at one time or in multiple parts aggregating the whole) or in part and shall be effectuated by delivering written notice of such exercise to the Company at any time and from time to time during such exercise period. Any and each such notice of exercise shall set forth the number of Option Shares to be acquired, the exercise price per share of the Options Shares to be acquired, the closing date, and the time and place of the closing.

                  (d) Registration Rights. The Company hereby acknowledges and agrees with CUCC that any Option Shares acquired by CUCC pursuant to any exercise of the Options are and shall be "Registrable Securities," as such term is defined in that certain Registration Agreement dated as of May 31, 1995, by and between the Company and CUCC (the "Registration Agreement"), and the terms and conditions of the Registration Agreement shall apply to such acquired Option Shares.

         2. Closing Date. The closing date with respect to the purchase of any of the Option Shares (the "Closing Date") shall be not less than three nor more than ten days after the date any notice of exercise with respect to an Option is given unless a waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), if applicable, has not expired and/or all necessary approvals, if any, applicable to such exercise of such Option pursuant to such exercise notice have not been obtained, in which case the Closing Date shall be not more than ten days after the last to occur of such waiting period expiration or the obtaining of the last such approval. In addition, in the event that, after any notice of exercise with respect to such Option is given, any preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such exercise of such Option is entered, the Closing Date shall be extended until ten days after the date such order is dissolved or otherwise ceases to be in effect. On the Closing Date, the aggregate purchase price for the Option Shares that are the subject of the exercise notice shall be delivered to the Company and the Company shall issue and deliver one or more certificates evidencing such Option Shares, and registered in such manner as the holder of the related Option shall direct.

         3. Changes in the Option Shares; Anti-Dilution Provisions; Purchase Price Reset.

                  (a) For all purposes of this Agreement, the Option Shares shall mean the Option Shares as if presently outstanding and all securities or other consideration issued or exchanged with respect to the Option Shares on any recapitalization, reclassification, merger, consolidation, share exchange, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or any other change in its capital structure.

                  (b) Anti-Dilution Provisions. The respective purchase price per Option Share from time to time in effect under this Agreement, and the number and character of securities of the Company covered hereby, shall be subject to adjustment from time to time in certain instances hereinafter set forth. The term "Purchase Price" shall mean for each Option, the initial purchase price per share for such Option set forth in this Agreement, as adjusted pursuant to the terms hereof. The number of Option Shares purchasable upon the exercise of each Option and the Purchase Price for such Option shall be subject to adjustment as follows:

                           (i) In  case the Company shall  at any time after the
date of execution of this Agreement (A) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of Common Stock, (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the number of Option Shares purchasable upon exercise of the Options immediately prior thereto shall be adjusted so that the holder of the Options shall be entitled to receive the kind and number of Option Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had the Options been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (i) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (ii) In case the Company shall issue rights, options
or warrants to all holders of its outstanding Common Stock entitling them (for a period of within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the Base Value per share of Common Stock (as defined in paragraph (v) below), the number of Option Shares then purchasable upon exercise of each Option shall be determined by multiplying the number of Option Shares then purchasable upon exercise of such Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Base Value per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                           (iii) In  case  the  Company  shall distribute to all
holders of its shares of Common Stock evidences of its indebtedness or assets (including cash dividends or other distributions in an amount in excess of 25% of consolidated earnings or earned surplus legally available for payment of dividends at the time of the declaration of any such dividend or distribution payable out of consolidated earnings or earned surplus, but excluding dividends or distributions payable in stock for which adjustment is made pursuant to paragraph (i) above or in the paragraph immediately following this paragraph) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock
(excluding those referred to in paragraph (ii) above), then in each case the number of Option Shares thereafter purchasable upon the exercise of each Option shall be determined by multiplying the number of Option Shares theretofore purchasable upon the exercise of such Option by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (v) below) on the last trading date preceding the ex-dividend date with respect to such distribution, and of which the denominator shall be such market price per share of Common Stock less then fair value (as reasonably determined by the Board of Directors of the Company in good faith, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                           In  the  event of a  distribution  by the  Company to
all holders of its shares of Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Option Shares purchasable upon the exercise of an Option, the holder of such Option, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall reasonably determine, the stock or other securities to which such holder would have been entitled if such holder had exercised such Option immediately prior thereto, all subject to further adjustment as provided in this subsection (b); provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of such Option or upon the exercise of such Option other than an adjustment which would be required pursuant to this Agreement.

                           (iv) In case the Company shall issue shares of Common
Stock or rights, options or warrants containing the right to subscribe for or purchase shares of Common Stock or securities convertible into Common Stock (including amendments and modifications to the price, nature or number of any existing rights, options or warrants containing the right to subscribe for or purchase shares of Common Stock or securities convertible into Common Stock other than due to reset, anti-dilution or adjustment rights presently contained therein, and excluding (A) shares, rights, options, warrants or convertible securities issued in any of the transactions described in paragraphs i), (ii) or
(iii) above, (B) shares of Common Stock issued upon any exercise of any options or warrants to purchase shares of Common Stock granted to CUCC or any affiliate thereof or (C) securities issued in exchange for or on exercise or conversion of any rights, options or warrants described in this paragraph (iv)) for a price per share of Common Stock, in the case of the issuance of Common Stock, or for the price per share of Common Stock initially deliverable upon conversion or exchange of such securities, less than the Base Value per share of Common Stock (as defined in paragraph (v) below) on the date the Company fixed the offering, conversion or exchange price of such additional shares, the number of Option Shares thereafter purchasable upon the exercise of an Option shall be determined by multiplying the number of Option Shares theretofore purchasable upon exercise of such Option by a fraction, of which the numerator shall be the number of shares of Common Stock so outstanding on such date plus the aggregate number of shares of Common Stock so issued or offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so issued or offered would purchase at the Base Value per share of Common Stock at such record date. Such adjustment shall be made whenever such shares, rights, options, or warrants are issued or so amended or modified, and shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (v)  For  the  purpose  of  any   computation   under
paragraphs (ii), (iii) and (iv) of this subsection (b), "Base Value per share of Common Stock" at any date means the greater of (A) the current market price per share of Common Stock on such date (computed as described below) or (B) the Purchase Price in effect on such date. The current market price per share of Common Stock at any date shall be the average of the daily closing prices for the 20 consecutive trading day period commencing on the 29th trading day before the date of such computation and ending on the 10th trading day before the date of such computation. The closing price for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange or in the NASDAQ/NMS to which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock quoted on NASDAQ/NMS or any comparable system. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers reasonably appropriate.

                           (vi) No  adjustment  in  the  number of Option Shares
purchasable hereunder shall be required unless such adjustment would result in an increase or decrease of at least one percent of the Purchase Price; provided, however, that any adjustments which by reason of this paragraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                           (vii)   Whenever   the   number  of   Option   Shares
purchasable upon the exercise of an Option is adjusted, as herein provided, the Purchase Price payable upon exercise of such Option shall be adjusted by multiplying the appropriate Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Option Shares purchasable upon the exercise of the applicable Option immediately prior to such adjustment, and of which the denominator shall be the number of such Option Shares purchasable thereunder immediately thereafter.

                           (viii) No  adjustment  in the number of Option Shares
purchasable  upon the exercise of the Option need be made under paragraphs (ii),
(iii) or (iv) of this subsection (b) if the Company issues or distributes to the holder of the Options the shares, rights, options, warrants, or convertible or exchangeable securities, or the evidences of indebtedness or assets referred to in those paragraphs which the holder of the Options would have been entitled to receive had the Options been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Option Shares purchasable upon the exercise of the Options need be made for sales or issuances of Common Stock or rights, options or warrants to purchase Common Stock pursuant to (A) a Company plan for Company shareholders generally for reinvestment of dividends, (B) rights, options or warrants, or convertible or exchangeable securities or agreements to issue rights, options or warrants or convertible or exchangeable securities, outstanding on the date hereof and not subsequently modified or amended in any manner that would otherwise cause the number of Option Shares to be adjusted hereunder, or (C) options for the purchase of Common Stock granted by the Company from time to time pursuant to its director stock option plans approved by the Board of Directors of the Company and its employee stock option plans approved by Company stockholders, with such number of shares subject to adjustment as provided in the plans.

                           (ix) For the purpose of this subsection (b), the term
"shares of Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Company at the date hereof, or (B) any other class(es) of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (i) above, the holder of the Options shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of the Options and the Purchase Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Option Shares contained in paragraphs (i) through (viii), inclusive, above, and to the extent appropriate the other provisions of this Agreement that are applicable, with respect to the Option Shares, shall apply on like terms to any such other securities.

                           (x)  Upon  the  expiration  of any  rights,  options,
warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Purchase Price and the number of shares of Common Stock purchasable upon the exercise of the Options shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Purchase Price or decreasing the number of shares of Common Stock purchasable upon the exercise of the Options by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange privilege.

                  (c) Rights Upon Certain Corporate Transactions. If, prior to the expiration of the Options by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock into shares with a different par value or by changing its outstanding Common Stock with par value to shares without par value, or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations, or the Company or a successor corporation or corporations shall distribute Common Stock or other assets pursuant to, without limitation, any spin-off, split-off, or other distribution of assets, the holder of the Options shall thereafter have the right to purchase, upon the basis and on the terms and conditions and during the time specified in this Agreement, in lieu of the Common Stock of the Company theretofore purchasable upon the exercise of the Options, such shares, securities or assets as may be issued or payable with respect to, or in exchange for, the number of share of Common Stock of the Company theretofore purchasable upon the exercise of the Options had the Options been exercised immediately prior to such recapitalization, consolidation, merger, conveyance or distribution.

                  (d) Rights Upon Liquidation. If, at any time while the Options shall remain unexpired and unexercised, the Company shall dissolve, liquidate or wind up its affairs, the holder of the Options may in connection with such event receive, upon exercise thereof, in lieu of each share of Common Stock of the Company which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such dissolution, liquidation or winding up with respect to each share of Common Stock of the Company (after giving effect to the exercise of such Options).

                  (e) Notice of Changes. In the event (i) the Company shall issue any shares of Common Stock, options or rights to subscribe for shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or adjust or reset the conversion price of any such options, rights or convertible securities, or the nature or number thereof, other than pursuant to the terms thereof as in effect on the date of this Agreement, (ii) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash or any other distribution in respect of the Common Stock pursuant to, without limitation, any spin-off, split-off, or distribution of the Company's assets,
(iii) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights, (iv) of any classification, reclassification or other reorganization or recapitalization of the shares which the Company is authorized to issue, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company, or (v) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then, and in such event, the Company shall mail to the holder of the Options a notice, at least ten (10) days prior to the record date for, or if no record date, then at least thirty (30) days prior to the date or expected date on which such event is to take place, stating the nature and relevant dates for such event, including the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon, and a description of, such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

                  (f) Reduction of Purchase Price Below Par Value. As a condition precedent to the taking of any action which would cause an adjustment reducing the Purchase Price below then par value of the shares of Common Stock issuable upon exercise of any of the Options, the Company will take such corporation action as may be necessary in order that it may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

         4.   Representations  and  Warranties  of  the  Company.   The  Company
represents to CUCC as follows:

                  (a) The Company has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the granting of the Options have been approved by all requisite corporate action on the part of the Company, and no further action is necessary to authorize such acts.

                  (b) This Agreement has been duly and validly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms;

                  (c) The  authorized  capital stock of the Company  consists of
(i) 25,000,000 shares of Common Stock of which, as of the date hereof, 5,395,864 shares are issued and outstanding and 7,473,915 shares are reserved for issuance upon the exercise of currently outstanding rights, warrants and options to purchase shares of Common Stock and the conversion of currently outstanding securities convertible into shares of Common Stock (including the Options), and
(ii) 5,000,000 shares of Preferred Stock, none of which is outstanding or reserved for issuance. There exist no liens, claims, options, preemptive rights, proxies, voting agreements, charges or encumbrances of whatever nature affecting the Option Shares other than as provided in this Agreement;

                  (d) The execution and delivery of this Agreement and the performance of this Agreement by the Company will not (i) require the consent, waiver, approval, license or authorization of or any filing with any person or governmental authority (other than pursuant to the HSR Act), (ii) violate the certificate of incorporation, by-laws, or other organizational documents of the Company, (iii) with or without the giving of notice or the lapse of time or both, conflict with or result in a breach of any terms or provisions of, or constitute a default or give rise to a right of acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Company under any indenture, mortgage, agreement, note or other instrument to which the Company is a party or by which its property is bound or
(iv) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority or court having jurisdiction over the Company or any of its property;

                  (e) Upon issuance by the Company of the Option Shares in accordance herewith, such shares of Common Stock will be duly and validly issued, fully paid and nonassessable and the holder of such Option Shares will have good title to such Option Shares, free and clear of all liens, claims, options, preemptive rights, proxies, voting agreements, charges or encumbrances of whatever nature affecting such Option Shares; and

                  (f) There exists no restriction on the Company's issuance and delivery of the Option Shares, nor is the Company required to obtain the approval of any person or governmental authority (other than to the extent required under the HSR Act) to effect the sale of the any of the Option Shares.

         5. Covenants of the Company. The Company covenants with CUCC that, during the term of this Agreement:

                  (a) The Company will cooperate with the holder of the Options in obtaining any regulatory or governmental approvals necessary in order to permit the issuance of the Option Shares upon exercise of the Options;

                  (b) The Company shall reserve and keep available from its authorized but unissued shares of its Common Stock or other capital stock as may be the subject of the Options such number of shares thereof as are issuable upon exercise of the Options, and shall not issue any such shares, or make any agreement, commitment or arrangement to issue any such shares, or issue any option, warrant or other security exercisable for or convertible into any such shares, other than the Options; and

                  (c) No fractional shares of Common Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares, the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Purchase Price then in effect and applicable to the Option Shares being purchased.

         6. Term. This Agreement shall be and remain in effect from the date hereof until September 12, 2001.

         7. Miscellaneous. CUCC agrees that any shares of Common Stock purchased by the holder of the Options pursuant to this Agreement will be acquired for investment only and not with a view to any public distribution thereof, and such person will not offer, sell or otherwise dispose of such shares so acquired by it in violation of the registration requirements of the Securities Act of 1933, as amended, or any applicable state securities laws.

         8. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been duly given on the next business day after the same is sent, if delivered personally or sent by telecopy or overnight delivery, or five calendar days after the same is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, as set forth below, or to such other persons or addresses as may be designated in writing in accordance with the terms hereof by the party to receive such notice.

                  (a)      If to CUCC, to:

                           CU CapitalCorp.
                           c/o Citizens Utilities Company
                           High Ridge Park
                           Stamford, CT 06905
                           Facsimile No.: 203/614-4651
                           Attn:  President

                            with required copies to:

                           CU CapitalCorp.
                           c/o Citizens Utilities Company
                           High Ridge Park
                           Stamford, CT 06905
                           Facsimile No.: 203/614-4651
                           Attn:  General Counsel

                  (b)      If to the Company, to:

                           Hungarian Telephone and Cable Corp.
                           1126 Budapest
                           Kiralyhago u.2.
                           Budapest, Hungary
                           Facsimile No.:  011-361-202-4778
                           Attention:  Chief Executive Officer

                            with required copies to:

                           Hungarian Telephone and Cable Corp.
                            100 First Stamford Place
                           Stamford, CT  06902
                           Facsimile No.: 203/348-0128
                              Attn: General Counsel

         9. Specific Enforcement. The Company acknowledges that the holder of the Options would be irrevocably damaged in the event that any of the provisions of this Agreement were not performed by the Company in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the holder of the Options shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and specifically to enforce this Agreement and the terms and provisions thereof in addition to any other remedy to which the holder of the Options may be entitled at law or in equity.

         10. Expenses. Except as otherwise provided herein, all fees and expenses incurred by the Company, and all sales, transfer or other similar taxes payable in connection with this Agreement (including, but not limited to, any transfer taxes payable in connection with the sale of the Option Shares), will be borne by the Company, and all fees and expenses incurred by CUCC in connection with this Agreement will be borne by CUCC.

         11. Brokerage. CUCC and the Company each represents and warrants to the other that neither it nor any of its affiliates has entered into or will enter into any contract, agreement, arrangement or understanding with any person or firm which will result in the obligation of the other to pay any finder's fee, brokerage commission or similar payment in connection with this Agreement, the Options or the transaction contemplated hereby. CUCC and the Company each agrees to indemnify and hold the other harmless from and against any and all claims or liabilities for finder's fees, brokerage commissions or similar payments incurred by reason of any action taken by it or its affiliates.

         12. Counterparts; Facsimile Signature Pages. This Agreement may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts together shall constitute but one instrument. This Agreement shall be deemed to be executed upon the exchange of executed facsimile signature pages (with original executed signature pages to follow by mail).

         13. Assignment. No party hereto shall assign its rights and obligations under this Agreement or any part thereof, nor shall any party assign or delegate any of its rights or duties hereunder without the prior written consent of the other party, and any assignment made without such consent shall be void;
provided, however, that without the consent of the Company, the rights and obligations of CUCC hereunder may be assigned to and assumed by a direct or indirect wholly-owned subsidiary of Citizens Utilities Company (including any direct or indirect wholly-owned subsidiary of Citizens Utilities Company that holds substantially all of the communications assets and properties of Citizens Utilities Company, the stock of which may be distributed or otherwise transferred to some or all of the shareholders of Citizens Utilities Company). Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         14. Governing Law; Forum; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. Each of the parties to this Agreement hereby irrevocably and unconditionally (i) consent to submit to the exclusive jurisdiction of the courts of the State of

Delaware for any proceeding arising in connection with this Agreement (and each such party agrees not to commence any such proceeding, except in such courts),
(ii) to the extent such party is not a resident of the State of Delaware, agrees to appoint an agent in the State of Delaware as such party's agent for acceptance of legal process in any such proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, and to notify promptly each other party hereto of the name and address of such agent, (iii) waives any objection to the laying of venue of any such proceeding in the courts of the State of Delaware, and (iv) waives, and agrees not to plead or to make, any claim that any such proceeding brought in any court of the State of Delaware has been brought in an improper or otherwise inconvenient forum.

         15. Further Assurance. If the holder of the Options shall exercise any of the Options in accordance with the terms of this Agreement, from time to time and without additional consideration, then the Company will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as the holder of the Options may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         16. Entire Agreement. This Agreement shall constitute the entire contract between the parties hereto and no party shall be liable or bound to the other in any manner by any warranties or representations except as specifically set forth herein. This Agreement supersedes all prior agreements and understandings of the parties hereto in connection herewith including, without limitation, the Existing Option Agreements. The parties hereto acknowledge and agree that as of the date hereof CUCC and its affiliates do not hold any options, warrants or rights to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or any preemptive rights to acquire shares of Common Stock or any stock options, warrants, or other rights to purchase Common Stock, except for the Options as set forth in this Agreement and the preemptive rights set forth in the Replacement and Termination Agreement, dated as of the date hereof, among the Company, CUCC, and Citizens International Management Services Company.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amended, Restated and Consolidated Stock Option Agreement on the date first written above.


                                             HUNGARIAN TELEPHONE AND CABLE CORP.




                                             By: /s/Francis J. Busacca
                                             -------------------------
                                                 Francis J. Busacca, Jr.
                                                 Acting President and CEO,
                                                  Chief Financial Officer


                                             CU CAPITALCORP.



                                             By: /s/Daryl A. Ferguson
                                             -------------------------------
                                                 Name:  Daryl A. Ferguson
                                                 Title: President



  [SIGNATURE PAGE TO AMENDED, RESTATED AND CONSOLIDATED STOCK OPTION AGREEMENT]